UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2004

Sun Microsystems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4150 Network Circle Santa Clara, California	95054-1778
(Address of Principal Executive Offices)	(Zip Code)

(650) 960-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 7, 2004, Sun Microsystems, Inc., a Delaware corporation (the “Company”), issued a press release announcing the settlement of all outstanding litigation with Eastman Kodak Company. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item	9.01 Financial Statements and Exhibits.

(C) Exhibits.

99.1	Press Release, dated October 7, 2004, entitled “Sun Microsystems Stands Behind Its Customers and Communities, Settling Outstanding Litigation with Eastman Kodak Company”.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2004

SUN MICROSYSTEMS, INC.

By:	/s/ Stephen T. McGowan
Stephen T. McGowan
Chief Financial Officer and
Executive Vice President,
Corporate Resources

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